UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-06342

Exact name of registrant as specified in charter:	Aberdeen Global Income Fund, Inc.

Address of principal executive offices:	800 Scudders Mill Road,
Plainsboro,
New Jersey 08536

Name and address of agent for service:	Mr. Alan Goodson
Aberdeen Asset Management Inc.
1735 Market Street
37th Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5233

Date of fiscal year end:	10/31/07

Date of reporting period:	10/31/07

Item 1 – Reports to Stockholders.

07

Invests primarily in global fixed-income securities

Aberdeen Global Income Fund, Inc.

Annual Report

October 31, 2007

Letter to Shareholders

December 17, 2007

Dear Shareholder,

We present this Annual Report which covers the activities of Aberdeen Global Income Fund, Inc. (the “Fund”) for the year ended October 31, 2007. The Fund’s principal investment objective is to provide high current income by investing primarily in fixed income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective.

Net Asset Value Performance

The Fund’s total return based on net asset value (“NAV”) was 11.90% for the year ended October 31, 2007 and 8.50% per annum since inception, assuming the reinvestment of distributions.

Share Price Performance

The Fund’s share price decreased by 0.2% over the year, from $13.00 on October 31, 2006 to $12.97 on October 31, 2007. The Fund’s share price on October 31, 2007 represented a discount of 8.6% to the NAV per share of $14.19 on that date, compared with a discount of 3.4% to the NAV per share of $13.46 on October 31, 2006. At the date of this letter, the share price was $11.97, representing a discount of 11.0% to the NAV per share of $13.45.

Credit Quality: 71.5% of Securities Rated or Deemed Equivalent to A or Better

As of October 31, 2007, 71.5% of the Fund’s portfolio was invested in securities where either the issue or the issuer was rated A or better, or judged by Aberdeen Asset Management Asia Limited (the “Investment Manager”) to be of equivalent quality.

Distributions

Distributions to common shareholders for the twelve months ended October 31, 2007 totaled 78 cents per share. Based on the share price of $12.97 on October 31, 2007, the distribution rate over the twelve months then ended was 6.0%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.

On December 12, 2007, the Board of Directors authorized a monthly distribution of 6.5 cents per share, payable on January 11, 2008 to common shareholders of record as of December 31, 2007.

The Board’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in-capital. It is the Board’s intention that a monthly distribution of at least 6.5 cents per share be maintained for twelve months, beginning with the July 13, 2007 distribution payment. This policy is subject to regular review at the Board’s quarterly meetings, unless market conditions require an earlier evaluation. The next review is scheduled to take place in March 2008.

Share Repurchase Policy

The Board’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV. The Board has decided that the Fund will implement a share buy back in early 2008 if the Fund’s shares are trading at a 8% or greater discount to net asset value.

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5233.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies related to portfolio securities

Aberdeen Global Income Fund, Inc.

Letter to Shareholders (concluded)

during the twelve months ended June 30, 2007, is available: (i) upon request and without charge by calling Investor Relations toll-free at 1-866-839-5233; and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

For information about the Fund, daily updates of share price, NAV, and details of recent distributions, contact Aberdeen Asset Management Inc. by:

•	calling toll free at 1-866-839-5233 in the United States,
•	emailing InvestorRelations@aberdeen-asset.com, or
•	visiting the website at www.aberdeenfco.com.

For information about the Aberdeen Group, visit the Aberdeen website at www.aberdeen-asset.com.

Yours sincerely,

Martin Gilbert

President

All amounts are U.S. dollars unless otherwise stated

Your Board’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. However, under the U.S. Investment Company Act of 1940, the Fund may be required to indicate the sources of certain distributions to shareholders. This estimated distribution composition may vary from month to month because it may be materially impacted by future realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

The distributions for the fiscal year ended October 31, 2007 consisted entirely of net investment income.

In January 2008, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2007 calendar year.

Aberdeen Global Income Fund, Inc.

Automatic Dividend Reinvestment and Cash Purchase Plan

Common shareholders are automatically enrolled in the Fund’s Automatic Dividend Reinvestment and Cash Purchase Plan (the “Plan”), which allows you to automatically reinvest your distributions in shares of the Fund’s common stock at favorable commission rates, unless an election is made to receive distributions in cash. Distributions made under the Plan are taxable to the same extent as are cash distributions. The Plan also enables you to make additional cash investments in shares of at least $100 per transaction, with a maximum of $10,000 per month, and an aggregate annual limit of $120,000. Under this arrangement, The Bank of New York Mellon Corporation (formerly, The Bank of New York) (the “Plan Agent”) will purchase shares for you on the American Stock Exchange or otherwise on the open market on or before the investment date. The investment date is the 15th day of each month, but if such date is not a business day, the preceding business day.

As a participant in the Plan you will benefit from:

•	Automatic reinvestment – the Plan Agent will automatically reinvest your distributions, allowing you to gradually grow your holdings in the Fund;
•	Lower costs – shares are purchased on your behalf under the Plan at low brokerage rates. Brokerage on share purchases is currently 2 cents per share;
•	Convenience – the Plan Agent will hold your shares in non-certificated form and will provide a detailed plan account statement of your holdings at the end of each month.

To request a brochure containing information on the Plan, please contact the Plan Agent;

The Bank of New York Mellon Corporation

Shareholder Relations Department

P.O. Box 11258

Church Street Station

New York, NY 10286

or call toll free at 1-800-432-8224.

Aberdeen Global Income Fund, Inc.

Report of the Investment Manager

Share Price Performance

On October 31, 2007, the Fund’s share price was $12.97, which represented a discount of 8.6% to the NAV per share of $14.19. As of December 17, 2007, the share price was $11.97, representing a discount of 11.0% to the NAV per share of $13.45.

Auction Market Preferred Stock (AMPS)

The Fund’s $30 million of AMPS continued to be well bid at the regular auctions. The average interest rate paid was 5.401% over the year ended October 31, 2007, compared with an interest rate of 5.18948% for 30-day U.S. commercial paper over the same period. The average AMPS rate for the twelve months ended October 31, 2007 was slightly higher than the average AMPS for the six months ended April 30, 2007, while the average commercial paper rate was slightly lower for the same period. The key driver of the increase in the AMPS interest rate was the impact of increased risk aversion on credit spreads, while a 0.50% easing of monetary policy by the U.S. Federal Reserve in September 2007 drove the fall in commercial paper rates.

Over the twelve months ended October 31, 2007, the impact of the AMPS on the net asset value attributable to common shareholders was positive. Bond movements made a negative contribution, as increased risk aversion placed upward pressure on non-Government yields. However, this negative effect was mitigated by the locking in of fixed rates on 64% of the AMPS, pursuant to the interest rate swap agreement referred to below. The Fund’s locking in of fixed rates on a portion of the AMPS has meant that the differential between the AMPS funding rates and the yields at which the Fund invests remained positive despite the volatility in U.S. short-term interest rates. Currency movements also made a positive contribution.

The Fund has entered into interest rate swap agreements, based on an initial aggregate notional amount of $19.2 million, which represented 64% of the total AMPS outstanding. A portion of the interest rate swaps, with a nominal value of $7.2 million, expired on October 31, 2007. Upon expiration, the unhedged portion of the total AMPS outstanding increased from $10.8 million to $18 million, and the coverage of the interest rate swaps decreased from 64% to 40%. Under the terms of the agreements currently in effect, the Fund receives a floating rate of interest (one month USD-LIBOR BBA rate) and pays fixed rates of interest for the terms and based upon the notional amounts set forth below:

Remaining Term as of October 31, 2007	Amount (in $ million)	Fixed Rate Payable (%)
36 months	4.8	4.055
12 months	7.2	3.540

A significant risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreements. There can be no assurance that the Fund will have an interest rate swap in place at any given time nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund’s interest rate risk with respect to the AMPS. The implementation of this strategy is at the discretion of the AMPS Hedging Committee of the Board of Directors.

Aberdeen Global Income Fund, Inc.

Portfolio Composition

Quality of Investments

As of October 31, 2007, 71.5% of the Fund’s total investments were invested in securities where either the issue or the issuer was rated at least “A” by Standard & Poor’s Corporation or Moody’s Investors Service, Inc. or, if unrated, judged to be of equivalent quality by the Investment Manager. The table below shows the asset quality of the Fund’s portfolio as of October 31, 2007, compared with the previous six and twelve months:

Date	AAA/Aaa %	AA/Aa %	A %	BBB/Baa %	BB/Ba* %	B* %
October 31, 2007	45.3	14.5	11.7	8.1	15.3	5.1
April 30, 2007	51.6	15.1	12.7	1.6	15.0	4.0
October 31, 2006	64.4	9.5	12.4	0.9	9.1	3.7

*	Below investment grade

Geographic Composition

The Fund’s investments are divided into three categories: Developed Markets, Investment Grade Developing Markets and Sub-Investment Grade Developing Markets. The table below shows the geographic composition (i.e., with U.S. dollar denominated bonds issued by foreign issuers allocated into country of issuance) of the Fund’s total investments as of October 31, 2007, compared with the previous six and twelve months:

Date	Developed Markets %	Investment Grade Developing Markets %	Sub-Investment Grade Developing Markets %
October 31, 2007	70.2	5.5	24.3
April 30, 2007	76.5	6.9	16.6
October 31, 2006	71.8	17.2	11.0

Currency Composition

The table below shows the currency composition of the Fund’s total investments as of October 31, 2007, compared with the previous six and twelve months:

Date	Developed Markets %	Investment Grade Developing Markets %	Sub-Investment Grade Developing Markets %
October 31, 2007	88.5	3.9	7.6
April 30, 2007	86.1	4.5	9.4
October 31, 2006	79.0	17.5	3.5

Maturity Composition

As of October 31, 2007, the average maturity of the Fund’s total investments was 7.9 years, compared with 5.9 years on October 31, 2006. The table below shows the maturity composition of the Fund’s investments as of October 31, 2007, compared with the previous six and twelve months:

Date	Under 3 Years %	3 to 5 Years %	5 to 10 Years %	10 Years & Over %
October 31, 2007	26.7	20.7	31.7	20.9
April 30, 2007	31.3	16.1	32.7	19.9
October 31, 2006	41.2	15.8	29.7	13.3

Aberdeen Global Income Fund, Inc.

Summary of Key Rates

The following table summarizes the movements of key interest rates and currencies from the previous six and twelve month periods.

	October 31, 2007	April 30, 2007	October 31, 2006
Australia
90 day bank bills	7.01%	6.38%	6.38%
10 year bonds	6.15%	5.88%	5.66%
Australian Dollar	$0.93	$0.83	$0.77
Canada
90 day bank bills	3.95%	4.16%	4.19%
10 year bonds	4.31%	4.15%	4.03%
Canadian Dollar	$1.05	$0.90	$0.89
Malaysia
90 day T-bills	3.49%	3.35%	3.55%
10 year bonds	3.72%	3.49%	3.98%
Malaysian Ringgit*	~~R~~3.34	~~R~~3.42	~~R~~3.65
New Zealand
90 day bank bills	8.68%	8.09%	7.59%
10 year bonds	6.45%	6.09%	5.75%
New Zealand Dollar	$0.77	$0.74	$0.67
Philippines
90 day T-bills	N/A	3.73%	5.73%
10 year bonds	N/A	6.58%	7.61%
Philippines Peso*	~~P~~43.68	~~P~~47.61	~~P~~49.84
Singapore
90 day T-bills	2.27%	2.20%	3.35%
10 year bonds	5.56%	2.68%	3.19%
Singapore Dollar*	~~S~~$1.45	~~S~~$1.52	~~S~~$1.56
South Korea
90 day T-bills	6.15%	4.95%	4.57%
10 year bonds	5.56%	5.15%	4.91%
South Korean Won*	~~W~~900.70	~~W~~930.50	~~W~~942.20
Thailand
90 day deposits	2.25%	2.75%	3.25%
10 year bonds	4.81%	3.86%	5.16%
Thai Baht*	~~B~~33.99	~~B~~34.78	~~B~~36.72
United Kingdom
90 day bank bills	5.65%	5.35%	4.80%
10 year bonds	4.93%	5.04%	4.51%
British Pound	$2.08	$2.00	$1.91
U.S.$ Bonds**
Malaysia	4.68%	5.10%	5.24%
Philippines	4.58%	5.20%	5.46%
South Korea	5.10%	5.16%	4.96%

*	These currencies are quoted Asian currency per U.S. dollar. The Australian, Canadian and New Zealand dollars and British pound are quoted U.S. dollars per currency.
**	Sovereign issues.

Aberdeen Asset Management Asia Limited

December 2007

Aberdeen Global Income Fund, Inc.

Aberdeen Global Income Fund, Inc.

Financial Statements

As of October 31, 2007

Portfolio of Investments

As of October 31, 2007

Principal Amount (000)		Description	Value (US$)
	LONG-TERM INVESTMENTS—117.6%
	ARGENTINA—2.8%
USD	4,330	Republic of Argentina, 7.00%, 4/17/17	$3,657,600
	AUSTRALIA—29.3%
AUD	500	ABN Amro Bank NV, 6.50%, 5/17/13 (a)(b)	434,602
AUD	500	Australia and New Zealand Banking Group, Ltd., 6.25%, 5/23/11 (a)(b)	439,168
AUD	500	AXA SA, 7.50%, 10/26/16 (a)(b)	435,759
AUD	500	Bank of America Corp., 6.50%, 12/05/08	459,047
AUD	1,000	Brisbane Airport Corporation, Ltd., 7.30%, 6/30/10	920,995
AUD	500	CFS Retail Property Trust, 6.25%, 12/22/14	423,129
AUD	500	Cie de Financement Foncier, 6.25%, 1/30/17	441,253
AUD	1,250	Commonwealth of Australia, 7.50%, 9/15/09	1,173,761
AUD	500	Commonwealth of Australia, 5.25%, 8/15/10	446,593
AUD	250	Commonwealth of Australia, 5.75%, 6/15/11	225,231
AUD	100	Commonwealth of Australia, 6.50%, 5/15/13	92,863
AUD	500	Commonwealth of Australia, 6.25%, 4/15/15	462,676
AUD	1,550	Commonwealth of Australia, 6.00%, 2/15/17	1,418,730
AUD	500	Deutsche Bank AG, 7.50%, 10/19/12	456,980
AUD	200	Eurofima, 6.00%, 1/28/14	176,094
AUD	1,000	Eurofima, 6.25%, 12/28/18	889,584
AUD	500	FGL Finance Australia, Ltd., 6.25%, 3/17/10	448,521
AUD	900	General Electric Capital Australia Funding Pty, 6.50%, 11/15/11	797,538
AUD	500	General Electric Capital Australia Funding Pty, 6.00%, 5/15/13	427,151
AUD	600	General Electric Capital Australia Funding Pty, 6.00%, 4/15/15	504,467
AUD	500	Goldman Sachs Group, Inc., 6.35%, 4/12/16	418,822
AUD	500	GPT RE, Ltd., 6.00%, 6/27/08	458,996
AUD	500	HBOS PLC, 6.75%, 5/01/12 (a)(b)	443,638
AUD	800	HSBC Bank, 6.50%, 9/22/11	704,869
AUD	2,000	HSBC Bank Australia, 7.025%, 5/20/11 (a)(b)	1,858,133
AUD	1,000	ING Bank Australia, Ltd., 7.00%, 4/24/12	904,064
AUD	500	JP Morgan Chase & Co., 7.00%, 6/21/12	448,927
AUD	500	Macquarie Bank, Ltd., 6.50%, 5/31/12 (a)(b)	429,701
AUD	500	Merrill Lynch & Co., Inc., 6.50%, 7/28/09	451,023
AUD	200	Merrill Lynch & Co., Inc., 6.75%, 3/12/14	172,039
AUD	500	Monumental Global Funding, Ltd., 6.50%, 11/08/11	444,483
AUD	500	National Capital Trust III, 7.81%, 9/30/16 (a)(b)	448,779
AUD	3,700	New South Wales Treasury Corporation, 7.00%, 12/01/10	3,417,171
AUD	1,250	Northern Territory Treasury, 6.75%, 7/14/09	1,151,000
AUD	1,500	Queensland Treasury Corporation, 6.00%, 7/14/09	1,368,649
AUD	1,900	Queensland Treasury Corporation, 6.00%, 6/14/11	1,704,708
AUD	2,700	Queensland Treasury Corporation, 6.00%, 8/14/13	2,401,968
AUD	3,000	Queensland Treasury Corporation, 6.00%, 10/14/15	2,648,248
AUD	1,250	Queensland Treasury Corporation, 6.00%, 6/14/21	1,091,843
AUD	500	RWH Finance Pty. Limited, 6.20%, 3/26/21 (a)	421,501
AUD	750	SPI Australia Finance Pty. Ltd., 6.25%, 11/14/08	686,008
AUD	600	SPI Electricity & Gas, 6.50%, 11/03/11	531,468

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2007

Principal Amount (000)		Description	Value (US$)
	LONG-TERM INVESTMENTS (continued)
	AUSTRALIA (continued)
AUD	500	St. George Bank, Ltd., 6.50%, 7/26/11 (a)(b)	$441,919
AUD	1,000	Sydney Airport Finance, 6.25%, 11/21/11	879,847
AUD	500	Telstra Corporation, Ltd., 7.25%, 3/30/10	459,287
AUD	500	Travelers Insurance Company Institutional Funding, Ltd., 6.00%, 4/07/09	454,421
AUD	700	Wells Fargo & Co., 5.75%, 7/12/10	619,415
AUD	2,250	Western Australia Treasury Corporation, 8.00%, 6/15/13	2,182,882
			38,717,951
	BRAZIL—4.0%
BRL	500	Electropaulo Metropolitian, 19.125%, 6/28/10	329,199
USD	410	Federal Republic of Brazil, 10.00%, 8/07/11	490,565
BRL	6,810	Federal Republic of Brazil, 10.00%, 1/01/17	3,579,200
USD	410	ISA Capital do Brasil SA, 8.80%, 1/30/17	426,400
USD	460	Odebrecht Finance, Ltd., 7.50%, 10/18/12 (b)	467,682
			5,293,046
	CANADA—18.1%
CAD	2,500	Canadian Government, 5.50%, 6/01/10	2,715,703
CAD	3,000	Canadian Government, 10.25%, 3/15/14	4,208,402
CAD	2,000	Canadian Government, 8.00%, 6/01/23	2,958,539
CAD	2,000	Canadian Government, 9.00%, 6/01/25	3,282,586
CAD	750	Canada (Cayman), 7.25%, 6/01/08	799,777
CAD	500	Ontario Hydro, 8.50%, 5/26/25	749,421
CAD	2,000	Province of British Columbia, 9.50%, 1/09/12	2,502,990
CAD	2,000	Province of New Brunswick, 7.75%, 1/13/14	2,446,639
CAD	1,000	Province of Newfoundland, 5.125%, 12/29/10	1,071,118
CAD	2,000	Quebec Hydro, 9.625%, 7/15/22	3,131,207
			23,866,382
	CHINA—0.3%
USD	450	Parkson Retail Group, Ltd., 7.125%, 5/30/10 (b)	441,750
	COLOMBIA—1.4%
USD	1,460	Republic of Colombia, 7.375%, 9/18/37	1,667,320
USD	210	EEB International, Ltd., 8.75%, 10/31/11 (b)	216,058
			1,883,378
	DOMINICAN REPUBLIC—0.8%
USD	850	Dominican Republic International Bond, 8.625%, 4/20/27	977,585
	EGYPT—1.9%
EGP	13,570	Republic of Egypt, 8.75%, 7/18/12	2,523,024
	GHANA—0.7%
USD	880	Republic of Ghana, 8.50%, 10/04/17	902,730

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2007

Principal Amount (000)		Description	Value (US$)
	LONG-TERM INVESTMENTS (continued)
	INDIA—1.1%
INR	40,700	JP Morgan India Government Bond Linked Note, 8.07%, 6/19/08 (a)	$1,044,320
INR	17,000	JP Morgan India Government Bond Linked Note, 7.49%, 10/06/08 (a)	421,201
			1,465,521
	INDONESIA—2.3%
USD	690	Adaro Finance BV, 8.50%, 12/08/10	737,600
USD	450	BLT Finance BV, 7.50%, 5/15/12 (b)	408,256
IDR	12,000,000	Indonesia Government, 13.15%, 3/15/10	1,458,354
USD	430	Majapahit Holding BV, 7.75%, 10/17/16	439,044
			3,043,254
	MEXICO—2.9%
MXN	15,000	Kreditanstalt fuer Wiederaufbau, 9.75%, 5/27/08	1,411,569
MXN	12,190	Mexican Fixed Rate Bonds, 8.00%, 12/07/23	1,148,023
GBP	550	Mexico Government International Bond, 16.50%, 9/01/08	1,234,471
			3,794,063
	NETHERLANDS—0.3%
USD	450	GTB Finance BV, 8.50%, 1/29/12	435,375
	NEW ZEALAND—22.1%
NZD	3,000	ANZ National Bank, Ltd., 7.60%, 3/02/12 (a)(b)	2,116,789
NZD	1,000	Auckland Healthcare Services, Lt., 7.75%, 9/15/15	732,619
NZD	3,000	Bank of America Corp., 7.53%, 3/08/12	2,205,564
NZD	1,000	Bank of New Zealand, 7.50%, 9/15/08	760,305
NZD	2,000	Deutsche Bank AG, 7.14%, 6/16/09 (a)(b)	1,495,580
NZD	2,300	European Investment Bank, 7.00%, 12/17/07	1,764,358
NZD	500	European Investment Bank, 7.25%, 2/08/10	376,325
NZD	2,000	European Investment Bank, 6.50%, 9/10/14	1,426,876
NZD	1,000	General Electric Capital Corp., 6.625%, 2/04/10	738,414
NZD	1,000	General Electric Capital Corp., 6.50%, 9/28/15	688,848
NZD	1,000	General Electric Capital Corp., 6.75%, 9/26/16	714,452
NZD	2,000	Inter-American Development Bank, 6.00%, 12/15/17	1,376,770
NZD	1,000	International Finance Corp., 6.75%, 7/15/09	745,221
NZD	1,500	Morgan Stanley, 6.86%, 9/06/12	1,064,665
NZD	500	Nederlandse Waterschapsbank, 6.50%, 10/17/08	376,495
NZD	500	New Zealand Government, 6.50%, 4/15/13	378,428
NZD	2,750	New Zealand Government, 6.00%, 12/15/17	2,042,725
NZD	1,250	NRMA NZ Holdings, Ltd., 7.25%, 8/15/08	949,393
NZD	1,000	Powerco, Ltd., 6.39%, 3/29/13	695,302
NZD	1,000	Province of Manitoba, 6.375%, 9/01/15	705,343
NZD	1,500	Province of Ontario, 6.25%, 6/16/15	1,046,697
NZD	1,000	Province of Quebec, 6.75%, 11/09/15	717,378
NZD	3,000	Rabo Australia, Ltd., 6.25%, 11/22/11	2,149,859
NZD	1,500	SLM Corp., 6.50%, 6/15/10	1,035,111

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2007

Principal Amount (000)		Description	Value (US$)
	LONG-TERM INVESTMENTS (continued)
	NEW ZEALAND (continued)
NZD	1,000	Telstra Corporation, Ltd., 7.15%, 11/24/14	$712,884
NZD	3,000	Total Capital SA, 6.50%, 7/20/12	2,146,562
			29,162,963
	PAKISTAN—0.8%
USD	1,170	Republic of Pakistan, 6.875%, 6/01/17	1,058,850
	PERU—3.1%
USD	1,340	Republic of Peru, 9.875%, 2/06/15	1,675,000
USD	850	Republic of Peru, 6.55%, 3/14/37	896,877
PEN	4,400	Republic of Peru, 6.90%, 8/12/37	1,525,763
			4,097,640
	PHILIPPINES—0.6%
USD	610	Republic of Philippines, 8.25%, 1/15/14	686,982
USD	100	Republic of Philippines, 7.75%, 1/14/31	114,000
			800,982
	RUSSIA—1.8%
USD	450	Alfa MTN Markets, Ltd., 8.20%, 6/25/12	429,750
USD	650	Evraz Group SA, 8.25%, 11/10/15	662,220
RUB	4,400	GPB Eurobond Finance PLC, 7.25%, 2/22/10	178,455
	RUB 26,538	Red Arrow International Leasing, 8.375%, 3/31/12	1,088,968
			2,359,393
	SERBIA—0.8%
	USD1,150	Republic of Serbia, 3.75%, 11/01/07 (a)(b)	1,102,045
	SOUTH AFRICA—0.7%
ZAR	6,000	South Africa Government Bond, 10.00%, 2/28/09	921,876
	TURKEY—3.8%
TRY	1,500	Kreditanstalt fuer Wiederaufbau, 13.50%, 3/03/08	1,255,069
TRY	2,940	Republic of Turkey, 16.00%, 3/07/12	2,568,568
USD	1,000	Republic of Turkey, 11.00%, 1/14/13	1,225,000
			5,048,637
	UKRAINE—1.3%
USD	400	Alfa Bank Ukraine, 9.75%, 12/22/09	398,960
USD	160	CJSC The EXIM of Ukraine, 7.65%, 9/07/11	162,320
UAH	3,000	Credit Suisse Ukraine Government Bond Linked Note, 12.00%, 10/20/08 (a)(b)(c)	605,312
USD	600	Ukraine Government Bond, 6.385%, 6/26/12	608,280
			1,774,872
	UNITED KINGDOM—7.8%
GBP	1,000	Barclays Bank PLC, 9.875%, 5/12/08 (a)(b)	2,109,315
	GBP1,400	British Gas PLC, 8.875%, 7/08/08	2,951,011

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2007

Principal Amount (000)		Description	Value (US$)
	LONG-TERM INVESTMENTS (continued)
	UNITED KINGDOM (continued)
GBP	500	EGG Banking PLC, 5.125%, 12/21/07	$1,036,892
GBP	1,250	Republic of Finland, 10.125%, 6/22/08	2,656,545
GBP	600	United Kingdom Treasury, 8.00%, 12/07/15	1,493,294
			10,247,057
	UNITED STATES—3.5%
USD	3,000	Kreditanstalt fuer Wiederaufbau International Finance, Inc., 5.75%, 1/15/08	3,005,241
USD	1,400	United States Treasury, 4.50%, 4/30/12	1,421,000
USD	180	United States Treasury, 7.50%, 11/15/16	220,050
			4,646,291
	URUGUAY—1.5%
UYU	24,200	Republica Orient Uruguay, 4.25%, 4/05/27	1,122,880
USD	780	Republica Orient Uruguay, 7.625%, 3/21/36	877,890
			2,000,770
	VENEZUELA—3.9%
USD	410	Petroleos de Venezuela SA, 5.375%, 4/12/27	264,655
USD	4,380	Republic of Venezuela, 9.25%, 9/15/27	4,828,950
			5,093,605
		Total Long-Term Investments (cost $133,817,771)	155,316,640
	SHORT-TERM INVESTMENTS—3.8%
	UNITED STATES—3.8%
CAD	1,704	State Street Bank and Trust Company Time Deposit, 2.00%, 11/07/07	1,794,062
GBP	310	State Street Bank and Trust Company Fixed Deposit, 4.75%, 11/07/07	643,982
NZD	1,033	State Street Bank and Trust Company Fixed Deposit, 5.50%, 11/07/07	794,530
USD	1,707	Repurchase Agreement, State Street Bank and Trust Company, 4.00% dated 10/31/07, due 11/01/07 in the amount of $1,707,190 (collateralized by $1,765,000 U.S. Treasury Bill, due 3/06/08; value $1,741,153)	1,707,000
		Total Short-Term Investments (cost $4,939,574)	4,939,574
		Total Investments—121.4% (cost $138,757,345)	160,256,214

		Other Assets in Excess of Liabilities—1.3%	1,779,345
		Liquidation Value of Preferred Stock—(22.7%)	(30,000,000)
		Net Assets Applicable to Common Shareholders—100.0%	$132,035,559

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2007

AUD—Australian dollar	INR—Indian rupee	TRY—Turkish lira
BRL—Brazilian real	MXN—Mexican peso	UAH—Ukrainan hryvnia
CAD—Canadian dollar	MYR—Malaysian ringgit	USD—United States dollar
EGP—Egyptian pound	NOK—Norwegian krone	UYU—Uruguayan peso
EUR—Euro	NZD—New Zealand dollar	ZAR—South Africa rand
GBP—British pound	PEN—Peru sol
IDR—Indonesian rupiah	RUB—Russian ruble

(a)	Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at October 31, 2007.
(b)	The maturity date presented for these instruments represents the next call/put date.
(c)	Security has been fair valued.

Interest Rate Swap Agreements

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Floating Rate	Unrealized Appreciation
UBS AG	October 31, 2008	7,200	3.540%	1 month LIBOR	$71,154
UBS AG	October 31, 2010	4,800	4.055%	1 month LIBOR	61,375
					$132,529

Futures Contracts

Description	Expiration	Contracts	Unrealized Appreciation/ (Depreciation)
Purchase Contract:
Australian Treasury Bond 6%—10 year	December 2007	4	$(549)

Sale Contract:
Australian Treasury Bond 6%—3 year	December 2007	50	6,478
			$5,929

Forward Foreign Currency Exchange Contracts

Purchase/Sale	Amount Purchased	Amount Sold	Purchase Value as of October 31, 2007	Sale Value as of October 31, 2007	Unrealized Appreciation/ (Depreciation)
Australian Dollar/New Zealand Dollar
settlement date 11/23/07	AUD11,752,361	NZD14,000,000	$10,877,360	$10,741,930	$135,430

British Pound/United States Dollar
settlement date 1/25/08	GBP9,955,000	USD20,169,825	20,619,392	20,169,825	449,567

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (concluded)

As of October 31, 2007

Forward Foreign Currency Exchange Contracts (continued)

Purchase/Sale	Amount Purchased	Amount Sold	Purchase Value as of October 31, 2007	Sale Value as of October 31, 2007	Unrealized Appreciation/ (Depreciation)
Euro/United States Dollar
settlement date 1/25/08	EUR14,177,000	USD20,131,468	$20,531,083	$20,131,468	$399,615

Malaysian Ringgit/United States Dollar
settlement date 11/19/07	MYR10,761,960	USD3,100,000	3,228,783	3,100,000	128,783

Mexican Peso/United States Dollar
settlement date 1/25/08	MXN3,450,000	USD320,379	320,165	320,379	(214)

New Zealand Dollar/United States Dollar
settlement date 1/25/08	NZD11,295,981	USD8,500,000	8,609,258	8,500,000	109,258

Norwegian Krone/United States Dollar
settlement date 1/25/08	NOK41,556,000	USD7,605,027	7,695,064	7,605,027	90,037

United States Dollar/Australian Dollar
settlement date 11/23/07	USD7,500,000	AUD8,436,445	7,500,000	7,808,325	(308,325)
settlement date 1/25/08	USD2,765,427	AUD3,000,000	2,765,427	2,765,937	(510)

United States Dollar/Brazilian Real
settlement date 1/25/08	USD2,474,945	BRL4,544,000	2,474,945	2,581,476	(106,531)

United States Dollar/Canadian Dollar
settlement date 11/30/07	USD7,462,686	CAD7,500,000	7,462,686	7,896,980	(434,294)
settlement date 1/25/08	USD6,450,400	CAD6,316,000	6,450,400	6,652,510	(202,110)

United States Dollar/Mexican Peso
settlement date 1/25/08	USD1,933,429	MXN21,251,000	1,933,429	1,972,122	(38,693)

United States Dollar/New Zealand Dollar
settlement date 1/25/08	USD16,167,800	NZD22,000,000	16,167,800	16,767,350	(599,550)

United States Dollar/Turkish Lira
settlement date 1/25/08	USD1,645,457	TRY2,043,000	1,645,457	1,696,585	(51,128)
		Net USD Total	$118,281,249	$118,709,914	$(428,665)

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statement of Assets and Liabilities

As of October 31, 2007

Assets
Investments, at value (cost $138,757,345)	$160,256,214
Foreign currency, at value (cost $649,684)	658,129
Cash	819,270
Cash at broker	205,845
Interest receivable	3,417,018
Unrealized appreciation on forward foreign currency exchange contracts	1,312,691
Receivable for investments sold	265,161
Net unrealized appreciation on interest rate swaps	132,529
Variation margin receivable for futures contracts	4,340
Prepaid expenses	57,086
Total assets	167,128,283

Liabilities
Payable for investments purchased	2,354,368
Unrealized depreciation on forward foreign currency exchange contracts	1,742,275
Dividends payable to common shareholders	604,871
Investment management fee payable	93,732
Dividends payable to preferred shareholders	28,769
Administration fee payable	21,630
Payable for forward foreign currency exchange contracts closed	12,045
Accrued expenses and other liabilities	235,034
Total liabilities	5,092,724
Preferred stock $.001 par value per share and $25,000 liquidation value per share applicable to 1,200 shares (Note 6)	30,000,000

Net Assets Applicable to Common Shareholders	$132,035,559

Composition of Net Assets Applicable to Common Shareholders
Common Stock (par value $.001 per share)	$9,306
Paid-in capital in excess of par	113,419,622
Distributions in excess of net investment income	(189,101)
Accumulated net realized loss on investment transactions	(4,704,353)
Net unrealized appreciation on investments	25,105,154
Accumulated net realized foreign exchange gains	2,095,862
Net unrealized foreign exchange gains	(3,700,931)
Net Assets Applicable to Common Shareholders	$132,035,559
Net asset value per common share based on 9,305,708 shares issued and outstanding	$14.19

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statement of Operations

For the Year Ended October 31, 2007

Net Investment Income

Income
Interest and amortization of discount and premium (net of foreign withholding taxes of $113,912)	$9,940,907

Expenses
Investment management fee	1,016,836
Directors’ fees and expenses	270,878
Legal fees and expenses	252,544
Administration fee	234,654
Independent auditors’ fees and expenses	124,455
Auction agent’s fees and expenses	123,810
Custodian’s fees and expenses	96,093
Insurance expense	92,945
Reports to shareholders and proxy solicitation	89,675
Investor relations fees and expenses	70,447
Transfer agent’s fees and expenses	28,155
Miscellaneous	44,299
Total operating expenses	2,444,791

Net investment income	7,496,116

Realized and Unrealized Gains/(Losses) on Investments, Swaps, Futures, and Foreign Currencies

Net realized gain/(loss) on:
Investment transactions	(137,215)
Interest rate swaps	353,798
Futures contracts	49,411
Foreign currency transactions	3,009,262
3,275,256

Net change in unrealized appreciation/(depreciation) on:
Investments	21,850,384
Interest rate swaps	(360,655)
Futures contracts	6,803
Foreign currency translation	(16,557,219)
4,939,313
Net gain on investments, swaps, futures, and foreign currencies	8,214,569
Net Increase in Net Assets Resulting From Operations	15,710,685
Dividends to preferred shareholders from net investment income	(1,645,505)
Net Increase in Net Assets Applicable to Common Shareholders Resulting From Operations	$14,065,180

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statements of Changes in Net Assets Applicable to Common Shareholders

	For the Year Ended October 31, 2007	For the Year Ended October 31, 2006

Increase/(Decrease) in Net Assets Applicable to Common Shareholders

Operations
Net investment income	$7,496,116	$6,430,420
Net realized gain on investments, swaps and futures	265,994	1,249,371
Net realized gain on foreign currency transactions	3,009,262	615,343
Net change in unrealized appreciation/(depreciation) on investments, swaps and futures	21,496,532	(1,791,771)
Net change in unrealized appreciation/(depreciation) on foreign currency translation	(16,557,219)	1,197,921
Net increase in net assets resulting from operations	15,710,685	7,701,284
Dividends to preferred shareholders from net investment income	(1,645,505)	(1,455,271)
Net Increase in Net Assets Applicable to Common Shareholders Resulting From Operations	14,065,180	6,246,013

Distributions to common shareholders from:
Net investment income	(7,258,466)	(9,142,053)
Tax return of capital	–	(954,639)
Total decrease in net assets from distributions to shareholders	(7,258,466)	(10,096,692)
Total increase/(decrease) in net assets applicable to common shareholders	6,806,714	(3,850,679)

Net Assets Applicable to Common Shareholders
Beginning of year	125,228,845	129,079,524
End of year (including distributions in excess of net investment income of ($189,101) and ($4,044,324), respectively)	$132,035,559	$125,228,845

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Financial Highlights

For the Year Ended October 31, 2007
PER SHARE OPERATING PERFORMANCE(1):
Net asset value per common share, beginning of year	$13.46

Net investment income	0.81
Net realized and unrealized gains on investments, swaps, futures and foreign currencies	0.88
Dividends to preferred shareholders from net investment income	(0.18)
Total from Investment Operations Applicable to Common Shareholders	1.51

Distributions to Common Shareholders from:
Net investment income	(0.78)
Tax return of capital	–
Total distributions	(0.78)
Net asset value per common share, end of year	$14.19
Market value, end of year	$12.97

Total Investment Return Based on(2):
Market value	5.90%
Net asset value	11.90%

Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data(3):
Net assets applicable to common shareholders, end of year (000 omitted)	$132,036
Average net assets applicable to common shareholders (000 omitted)	126,436
Operating expenses(4)	1.93%
Net investment income	4.63%
Portfolio turnover	71%
Senior securities (preferred stock) outstanding (000 omitted)	$30,000
Asset coverage on preferred stock at year end	540%

(1)	Based on average shares outstanding.
(2)	Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(3)	Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders. Ratio of net investment income before preferred stock dividends to average net assets of common shareholders is 5.93%, 5.13%, 5.35%, 5.22%, and 4.90%, respectively.
(4)	Includes expenses of both preferred and common stock.

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

For the Year Ended October 31,
2006	2005	2004	2003

$13.87	$13.72	$12.43	$10.46

0.69	0.76	0.68	0.57
0.14	0.21	1.38	2.17
(0.16)	(0.10)	(0.05)	(0.05)
0.67	0.87	2.01	2.69

(0.98)	(0.72)	(0.72)	(0.44)
(0.10)	–	–	(0.28)
(1.08)	(0.72)	(0.72)	(0.72)
$13.46	$13.87	$13.72	$12.43
$13.00	$13.05	$14.02	$13.62

8.23%	(1.94% )	8.77%	55.30%
5.43%	6.50%	16.64%	26.70%

$125,229	$129,080	$127,404	$115,183
125,426	131,739	121,359	107,415
2.02%	1.71%	1.96%	2.30%
3.97%	4.65%	4.86%	4.49%
30%	36%	22%	31%
$30,000	$30,000	$30,000	$30,000
517%	530%	525%	484%

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements

Aberdeen Global Income Fund, Inc. (the “Fund”) was incorporated in Maryland on June 28, 1991, as a closed-end, non-diversified investment company.

The Fund’s principal investment objective is to provide high current income by investing primarily in fixed-income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective. The Fund’s investments are divided into three categories: Developed Markets, Investment Grade Developing Markets and Sub-Investment Grade Developing Markets. “Developed Markets” are those countries contained in the Citigroup World Government Bond Index, Luxembourg and the Hong Kong Special Administrative Region. “Investment Grade Developing Markets” are those countries whose sovereign debt is rated not less than Baa3 by Moody’s or BBB- by S&P. “Sub-Investment Grade Developing Markets” are those countries that are not Developed Markets or Investment Grade Developing Markets. Under normal circumstances, at least 60% of the Fund’s total assets would be invested in a portfolio of fixed income securities from issuers in Developed Markets or Investment Grade Developing Markets, whether or not denominated in the currency of such country; provided, however, that the Fund will invest at least 40% of its total assets in fixed income securities of issuers in Developed Markets. The Fund may only invest up to 40% of its total assets in fixed income securities of issuers in Sub-Investment Grade Developing Markets whether or not denominated in the currency of such country.

In order to comply with a rule adopted by the Securities and Exchange Commission under the Investment Company Act of 1940 regarding fund names, the Board of Directors has adopted an investment policy that, for as long as the name of the Fund remains Aberdeen Global Income Fund, Inc., it shall be the policy of the Fund normally to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes, in debt securities. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Board of Directors upon 60 days’ prior written notice to shareholders. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.

1.	Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Basis of Presentation:

The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States of America using the United States dollar as both the functional and reporting currency. However, the Australian Dollar, Canadian Dollar and British Pound are the functional currencies for Federal tax purposes (see Taxes on page 23).

Securities Valuation:

The Fund’s Board of Directors has adopted Pricing and Valuation Procedures (the “Procedures”) to be used in determining the value of the assets held by the Fund. In accordance with the Procedures, investments are stated at value. Investments for which market quotations are readily available are valued at the last trade price on the date of determination as obtained from a pricing source. If no such trade price is available, such investments are valued at the quoted bid price or the mean between the quoted bid and ask price on the date of determination as obtained from a pricing source.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available (including investments which are subject to limitations as to their sale) are to be valued at fair value. As a general rule, whether or not the Fund is required to “fair value price” an asset is dependent on the ready availability of

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

current market quotes or, even if readily available, the reliability of such quotes. Any assets for which market quotations are not readily available or for which available prices are not reliable, shall be determined in a manner that most fairly reflects the asset’s (or group of assets) “fair value” (i.e., the amount that the Fund might reasonably expect to receive for the asset upon its current sale) on the valuation date, based on consideration of all available information.

The Procedures provide that in certain instances, including without limitation, if there is a “stale price” for a portfolio security, in an emergency situation, or if a significant event occurs after the close of trading of a portfolio security, but before the calculation of the Fund’s net asset value, the security may be valued at its fair value.

Repurchase Agreements:

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund’s policy that its custodian/counterparty segregates the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation:

Foreign currency amounts are translated into United States dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the exchange rates at the end of the reporting period;

(ii)	purchases and sales of investment securities, income and expenses – at the rates of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net realized foreign exchange gains/(losses) includes realized foreign exchange gains/(losses) from sales and maturities of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of interest, discount and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign exchange appreciation/(depreciation) includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. Accumulated realized and unrealized foreign exchange gains/(losses) shown in the composition of net assets represent foreign exchange gains/(losses) for book purposes that have not yet been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

Securities Transactions and Investment Income:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities. Expenses are accrued on a daily basis.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

Derivative Financial Instruments:

The Fund is authorized to use derivatives to manage currency risk, credit risk and interest rate risk and to replicate or as a substitute for physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Interest Rate Swaps:

The Fund may engage in certain interest rate swap transactions to hedge the Fund’s AMPS. An interest rate swap is an agreement between two parties, which involves the exchange of floating and fixed rate interest payments for a specified period of time. Interest rate swaps involve the accrual and exchange of interest payments between the parties. These payments are recorded as realized gain/(loss).

During the term of the swap, changes in the value of the swap are recognized as unrealized appreciation or depreciation by “marking-to-market” the fair market value of the swap. When the swap is terminated, the Fund will record a realized gain/(loss) equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund is exposed to credit risk in the event of non-performance by the counter party to the swap. However, the Fund does not anticipate non-performance by any counterparty.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract (“Forward Contract”) involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Risks arise from the unanticipated movements in the value of the foreign currency relative to the functional currencies and from potential inability of counterparties to meet the terms of their contracts.

Futures Contracts:

A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Options:

When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

premium paid or received). As of October 31, 2007, there were no open option contracts.

Distributions:

It is the Fund’s current policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains and return of capital distributions if necessary, on a monthly basis. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are accrued on a daily basis and are determined as described in Note 6.

Income distributions and capital and currency gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount and premium.

Recent Accounting Pronouncements:

In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48 (“FIN 48”) entitled “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109.” FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Fund will adopt FIN 48 during the fiscal 2008 year and the impact on the Fund’s financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The Fund will adopt SFAS 157 during the fiscal 2009 year and the impact on the Fund’s financial statements, if any, is currently being assessed.

Reclassification of Capital Accounts:

For the year ended October 31, 2007, the Fund decreased distributions in excess of net investment income by $5,263,078, increased accumulated net realized losses on investment transactions by $3,513,628 and decreased accumulated net realized foreign exchange gains by $1,749,450. These reclassifications are a result of permanent differences primarily attributable to foreign currency transactions, amortization methods on fixed income securities and accounting for swap agreements. Net investment income, net realized loss on investments and net assets were not affected by this change.

Taxes:

For Federal income and excise tax purposes, substantially all of the Fund’s transactions are accounted for using the functional currencies. Accordingly, only realized currency gains/(losses) resulting from the repatriation of any of the functional currencies (Australian Dollar, Canadian Dollar or British Pound) into U.S. dollars or another functional currency and realized currency gains and losses on non-functional currencies are recognized for U.S. tax purposes.

No provision has been made for United States of America Federal income taxes because it is the Fund’s policy to meet the requirements of the United States of America Internal Revenue Code

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Under the applicable foreign tax law, a withholding tax may be imposed on interest and discounts earned at various rates.

Use of Estimates:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2.	Agreements

Aberdeen Asset Management Asia Limited (the “Investment Manager”) serves as the investment manager to the Fund and Aberdeen Asset Management Limited (the “Investment Adviser”) serves as the investment adviser to the Fund, pursuant to a management agreement and an advisory agreement, respectively. The Investment Adviser is an indirect wholly-owned subsidiary of the Investment Manager, which is a direct wholly-owned subsidiary of Aberdeen Asset Management PLC. The Investment Manager has also entered into an agreement with CIBC World Markets, Inc. (the “Consultant”).

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser and the Consultant, including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund.

The management agreement provides the Investment Manager with a fee, payable monthly, at the following annual rates: 0.65% of the Fund’s average weekly Managed Assets up to $200 million, 0.60% of Managed Assets between $200 million and $500 million, and 0.55% of Managed Assets in excess of $500 million. Managed Assets are defined in the management agreement as net assets plus the amount of any borrowings, including AMPS, for investment purposes. The Investment Manager pays fees to the Investment Adviser and the Consultant for their services rendered. The Fund’s Investment Manager informed the Fund that it paid $390,869 to the Investment Adviser and $5,377 to the Consultant during the year ended October 31, 2007.

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Manager and the Investment Adviser, is the Fund’s Administrator, pursuant to an agreement under which AAMI receives a fee, payable monthly, at an annual rate of 0.15% of the Fund’s average weekly net assets of both common and preferred shareholders. On November 1, 2007, a new fee arrangement becomes effective under which AAMI receives a fee, payable monthly, at an annual rate of 0.15% of the Fund’s average weekly Managed Assets up to $600 million and 0.125% of the Fund’s average weekly Managed Assets in excess of $600 million. Managed Assets are defined as net assets plus the amount of any borrowings, including AMPS, for investment purposes.

Under terms of an Investor Relations Services Agreement, AAMI serves as the Fund’s investor relations services provider. This agreement provides AAMI with a monthly retainer of $4,000 plus out-of-pocket expenses. During the year ended October 31, 2007, the Fund incurred fees of $49,581 for the services of AAMI. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

3.	Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2007, aggregated $102,726,841 and $100,398,030, respectively.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

4.	Tax Information

The tax character of distributions paid during the fiscal years ended October 31, 2007 and October 31, 2006 was as follows:

	October 31, 2007	October 31, 2006
Distributions paid from:
Ordinary income	$8,903,971	$10,597,324
Tax return of capital	–	954,639
Total tax character of distributions	$8,903,971	$11,551,963

As of October 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income – net	$1,927,185
Undistributed long-term capital gains – net	–
Total undistributed earnings	$1,927,185
Capital loss carryforward	(4,654,986	)*
Unrealized appreciation/(depreciation) – net	21,334,432	**
Total accumulated earnings/(losses) – net	$18,606,631

*	On October 31, 2007, the Fund had a net capital loss carryforward of $4,654,986 of which $991,667 expires in 2010, $116,280 expires in 2011, $275,233 expires in 2014 and $3,271,806 expires 2015. This amount will be available to offset like amounts of any future taxable gains.
**	The difference between book-basis and tax-basis unrealized appreciation or depreciation is attributable to the difference between book and tax amortization methods for premiums and discounts on fixed income securities, differing treatments for foreign currencies, the tax deferral of wash sales and straddles and other timing differences.

The United States Federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2007 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Depreciation
$163,917,540	$2,203,568	$5,864,894	$3,661,326

5.	Common Stock

There are 300 million shares of $.001 par value common stock authorized. At October 31, 2007, there were 9,305,708 shares issued and outstanding.

On March 1, 2001, the Board of Directors approved a stock repurchase program. The stock repurchase program allows the Fund to repurchase up to 10% of its common stock in the open market during any 12-month period, if and when the discount to NAV is at least 10%. Through October 31, 2007, there have been no share repurchases through this program.

6.	Preferred Stock

There are 100 million shares of $.001 par value of Auction Market Preferred Stock (“AMPS”) authorized. The 1,200 shares of AMPS outstanding consist of one series, W-7. The AMPS have a liquidation value of $25,000 per share plus any accumulated but unpaid dividends whether or not declared. The AMPS have rights set forth in the Fund’s Articles of Amendment and Restatement.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (concluded)

Dividends on the AMPS are cumulative at a rate typically reset every 28 days based on the results of an auction. Dividend rates ranged from 5.18% to 6.65% during the year ended October 31, 2007. Under the Investment Company Act of 1940, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding AMPS would be less than 200%.

The AMPS are redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated but unpaid dividends. The AMPS are also subject to mandatory redemption at $25,000 per share plus any accumulated but unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Articles are not satisfied.

The holders of AMPS have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of AMPS are also entitled to elect two of the Fund’s directors.

7.	Subsequent Events

Subsequent to October 31, 2007, the Fund declared monthly distributions of 6.5 cents per common share payable on December 14, 2007 and January 11, 2008 to common shareholders of record on November 30, 2007 and December 31, 2007, respectively.

Subsequent to October 31, 2007, distributions declared and paid on the AMPS totaled $119,184 for the outstanding preferred share series through November 23, 2007.

Aberdeen Global Income Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of

Aberdeen Global Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Aberdeen Global Income Fund, Inc. (the “Fund”) at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 21, 2007

Aberdeen Global Income Fund, Inc.

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid by Fund during the fiscal year ended October 31, 2007:

Common Shareholders

Payable Date	Foreign Taxes Paid†*	Foreign Source Income**
November 13, 2006-January 12, 2007	1.13%	66.88%
February 9, 2007-October 12, 2007	0.94%	100.00%

Preferred Shareholders

Payable Date	Foreign Taxes Paid†*	Foreign Source Income **
November 2006-December 2006	1.13%	66.88%
January 2007-October 2007	0.95%	100.00%

†	Expressed as a percentage of the distributions paid.
*	The foreign taxes paid represent taxes incurred by the Fund on interest received from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. Investor should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.
**	Expressed as a percentage of the distributions paid grossed-up for foreign taxes paid.

Aberdeen Global Income Fund, Inc.

Supplemental Information (unaudited)

Considerations in Approving Renewal of Management Agreement and Investment Advisory Agreement (collectively, “Agreements”)

In September 2007, at an in-person meeting, the Board of Directors, including all of the Directors who are not parties to the Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any such party (“Independent Directors”), considered and approved the renewal of the Agreements for an additional term of twelve months. At this meeting, the Directors reviewed an extensive report prepared by the Investment Manager and the Investment Adviser (collectively, the “Advisers”) in response to a request submitted by the Independent Directors’ independent legal counsel on behalf of such Directors, and discussed this report with representatives of the Advisers. The Independent Directors also consulted in executive session with counsel to the Independent Directors regarding the renewal of the Agreements. The Directors also considered the recommendation of the Contract Review Committee of the Board (the “Committee”), consisting solely of Independent Directors, that the Agreements be renewed, noting that the Committee had discussed, in executive session with independent counsel, the nature, extent and quality of the management and advisory services provided to the Fund by the Advisers, the level of the management and advisory fees, the costs of the services provided and the profits realized by the Advisers, the Fund’s expense ratio, its relative and absolute performance, any economies of scale with respect to the management of the Fund, any ancillary benefits received by the Advisers and their affiliates as a result of their relationship with the Fund, and various other matters included within the report of the Advisers. Given the fact that (i) all management fees payable by the Fund are payable only to the Investment Manager, and the Investment Manager pays a portion of those fees to the Investment Adviser, an affiliated entity which is under common ownership by Aberdeen Asset Management PLC, and (ii) the Investment Manager and the Investment Adviser use a team approach to the making of investment decisions, the Board of Directors did not separately consider the renewal of the Management Agreement and the Investment Advisory Agreement, but rather viewed the Investment Manager and the Investment Adviser as providers of a unified service. However, the Board was provided, and did consider, information as to the services provided by each of the Investment Manager and the Investment Adviser, the fees payable by the Fund to the Investment Manager and by the Investment Manager to the Investment Adviser and, as noted below, certain pro-forma estimates as to the profitability of each in respect of their services to the Fund. The Board’s consideration of investment performance, expenses and economies of scale, as further discussed below, was focused at the Fund level without any separate attribution of those factors to the Investment Manager and the Investment Adviser given the impracticalities inherent in attempting any such attribution.

In approving (or in the case of the Committee, recommending) the renewal of the Agreements, the Committee, the Independent Directors and the entire Board of Directors, concluded that:

•

The effective annual management fee rate paid by the Fund to the Investment Manager for investment management services was within a reasonable range relative to the effective advisory fee rates of a comparison group consisting of an eleven-fund category of closed-end global income funds compiled by Strategic Insight (“SI”) at the request of the Fund (the “Peer Group”), including Aberdeen Asia-Pacific Income Fund, Inc., another U.S.-registered closed-end fund managed by the Investment Manager, and First Trust/Aberdeen Global Opportunity Income Fund, a U.S.-registered closed-end fund sub-advised by AAMI. The Committee, the Independent Directors and the Board also considered the annual fee paid to the Investment Manager by a non-U.S. fund listed on the Toronto Stock Exchange. The SI data (computed based on average managed assets for the six months ended April 30, 2007) indicated that the Fund’s effective management fee rate of 0.644% was the third lowest of the eleven funds in

Aberdeen Global Income Fund, Inc.

Supplemental Information (unaudited) (continued)

the Peer Group, whose fees ranged from 0.505% to 1.050%, and was below the weighted median and average fee rates of 0.851% and 0.829%, respectively, of the funds in the Peer Group. The Committee, the Independent Directors and the Board assumed that the SI compilation of funds represented a reasonably comparable group and that the compilation provided a reasonably reliable general indication of relative fees. Additionally, the Committee, the Independent Directors and the Board noted that the Fund’s effective management fee rate of 0.644% contained in the SI data was higher than the annual fee rate of 0.587% and 0.517% paid to the Investment Manager by the non-U.S. fund listed on the Toronto Stock Exchange and Aberdeen Asia-Pacific Income Fund, Inc., respectively, but lower than the 1.00% paid by the U.S.-registered fund sub-advised by AAMI. However, the Committee, the Independent Directors and the Board determined that the differences were reasonable due to the varying complexities of the funds, which do not have global investment mandates and are not subject to the same diversification requirements.

•

They were satisfied with the nature, quality and extent of services provided by the Advisers. In reaching this conclusion, the Committee, the Independent Directors and the Board reviewed, among other things, the Adviser’s investment experience, including the positive growth and development of their Far East operations as well as the Aberdeen Group’s global activities, especially in North America, the emerging markets and their growing capabilities in Australia. The Committee, the Independent Directors and the Board received information regarding the Advisers’ compliance with applicable laws and SEC and other regulatory inquiries or audits of the Fund and the Advisers. The Committee, the Independent Directors and the Board also considered the background and experience of the Advisers’ senior management and the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund. In addition to the other elements noted, the Committee, the Independent Directors and the Board considered the Fund’s absolute and relative performance and its expense ratio, all of which they found to have a direct bearing on a determination of the quality of the advisory services provided. The Committee, the Independent Directors and the Board also noted that the Board reviewed and assessed the quality of the services the Fund receives from the Advisers throughout the year, and received detailed portfolio review and performance reports on a regular basis. Based on these materials, they determined that the advisory services provided were extensive in nature and of high quality.

•

The Committee, the Independent Directors and the Board received and reviewed information as to the Fund’s investment performance, based on an analysis of total return, as compared to the other funds within the Fund’s Morningstar category (“Morningstar Group”) (ranking 2nd out of 10 for the year to date period ended April 30, 2007, 7th out of 10 for the one year period ended April 30, 2007, 6th out of 8 for the three year period ended April 30, 2007 and 4th out of 8 for the five year period ended April 30, 2007). The Fund’s total return for the twelve month period ended April 30, 2007 (after deducting fees and expenses) was 9.17% compared with 12.07% for the non-U.S. Fund listed on the Toronto Stock Exchange, 14.97% for the Australian Bond Fund, another Aberdeen Group managed fund, 10.13% for Aberdeen Asia-Pacific Income Fund, Inc., and 12.91% for First Trust/Aberdeen Global Opportunity Income Fund for the same period. The Committee, the Independent Directors and the Board noted that the differences in performance noted may have been due to the differences in the investment strategies of each of these other funds.

•	The Committee, the Independent Directors and the Board received and considered information regarding the Fund’s total return in U.S. dollar terms for each of the last five fiscal years on a

Aberdeen Global Income Fund, Inc.

Supplemental Information (unaudited) (continued)

gross and net basis and relative to the Fund’s benchmark, the Fund’s share performance and premium/discount information during the same period and the impact of foreign currency movements on the Fund’s performance in U.S. dollar terms. The Committee, the Independent Directors and the Board also received and reviewed information as to the Fund’s total return for each of the last five fiscal years as compared with the total returns of each of the funds included in the Morningstar Group, as well as with the non-U.S. fund listed on the Toronto Stock Exchange, and with the U.S.-registered closed-end fund sub-advised by AAMI. The Committee, the Independent Directors and the Board further reviewed the impact of the Fund’s preferred stock on the returns to shareholders, and information as to the Fund’s discount/premium ranking relative to the Morningstar Group for each of the calendar years ended 2002 through 2006 and the six months ended June 30, 2007. The SI data indicated that for the year to date period ended June 30, 2007 the Fund’s discount/premium ranking was 7th out of the 10 funds in the Morningstar Group. The Committee, the Independent Directors and the Board concluded that the overall performance results supported re-approval of the Agreements.

•

The Fund’s expense ratio based on average managed assets, which included the Fund’s assets attributable to its preferred stock, for the six months ended April 30, 2007 was above the average and median expense ratio of all funds in the Peer Group and ranked 9th out of the 11 funds in the Peer Group. The Fund’s expense ratio based on average net assets for the six months ended April 30, 2007 was above the average and median expense ratios of all funds in the Peer Group and ranked 5th out of the 11 funds in the Peer Group. However, the Committee, the Independent Directors and the Board noted that the Fund was one of the smallest in the Peer Group and might not have had similar economies of scale as other funds in the Peer Group. The Committee, the Independent Directors and the Board concluded that the overall expense ratio supported re-approval of the Agreements.

•

Any potential economies of scale were being shared between the Fund and the Advisers in an appropriate manner. This determination was based on factors including that the Fund’s management fee schedule provided significant breakpoints at higher asset levels, and that profitability of the Investment Manager and the Investment Adviser were determined to be reasonable based upon the Board’s review of the Peer Group data and other information provided to the Committee and the Board.

•

In light of the costs of providing investment management and advisory services to the Fund, the profits that the Advisers received, individually and on an aggregate basis (based on certain pro-forma estimates), with respect to providing investment management and advisory services to the Fund were reasonable, and any ancillary benefits received by the Advisers and their affiliates as a result of their relationship with the Fund were reasonable. The Committee, the Independent Directors and the Board considered the profitability levels in light of their collective commercial experience and business judgment, and also considered that the level of profitability was within the range that courts in the past had found to be acceptable when considering the propriety of investment advisory fees paid by registered investment companies.

As noted above, the Board reviewed detailed materials received from the Advisers as part of the renewal process. The Board also regularly reviews and assesses the quality of the services the Fund receives throughout the year. In this regard, the Board reviews reports of the Advisers at least in each of its regular quarterly meetings, which include, among other things, a portfolio review and Fund performance reports.

In considering the Agreements, the Committee, the Independent Directors and the Board did not identify any factor as all-important or all-controlling and

Aberdeen Global Income Fund, Inc.

Supplemental Information (unaudited) (concluded)

instead considered these factors collectively in light of the Fund’s surrounding circumstances. After considering the above-described factors and based on the deliberations and its evaluation of the information provided to it, the Committee, the Independent Directors and the Board concluded that approval of the renewal of the Agreements was in the best interest of the Fund and its shareholders. Accordingly, the Board, and the Independent Directors voting separately, unanimously approved the renewal of the Agreements.

Aberdeen Global Income Fund, Inc.

Automatic Dividend Reinvestment and Cash Purchase Plan (unaudited)

Common shareholders are automatically enrolled in the Plan. Under the Plan, all distributions, net of any applicable withholding tax, will automatically be reinvested by the Plan Agent in additional shares of common stock of the Fund unless an election is made to receive distributions in cash. Generally, shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent. A shareholder whose shares are held by a broker or nominee that is unable to participate in the Plan may be required to have his shares re-registered in his own name to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. Distributions payable to Plan participants will be promptly invested. If the Fund declares a distribution payable in stock to shareholders who are not Plan participants, then Plan participants will receive that distribution in newly-issued shares of common stock on identical terms and conditions.

In every other case, Plan participants will receive shares on the following basis: if, on payable date, the market price of the Fund’s common stock plus any brokerage commission is equal to or exceeds NAV, Plan participants will receive newly-issued shares of the Fund’s common stock valued at the greater of NAV or 95% of the then-current market price. If, on the other hand, the NAV, plus any applicable brokerage commission, exceeds the market price at such time, the Plan Agent will buy shares of common stock in the open market. If the market price plus any applicable brokerage commission exceeds the NAV as last determined before the Plan Agent has completed its purchases, the Plan Agent will suspend making open market purchases and shall invest the balance available in newly issued shares valued at the greater of NAV or 95% of the then-current market value. All reinvestments are in full and fractional shares carried to four decimal places.

There is no direct charge to participants for reinvesting distributions, except for brokerage commissions. The Plan Agent’s fees for the handling of the reinvestment of distributions are paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant pays a pro-rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases. Purchases and sales may be made through a broker affiliated with the Plan Agent. The automatic reinvestment of distributions does not relieve participants of any federal income tax that may be payable on such distributions.

The Plan also allows participants to make voluntary cash investments by sending additional funds by a check drawn on a U.S. bank, in U.S. dollars, payable to the Plan Agent. Additional voluntary cash investments must be in an amount of at least $100, with a maximum of $10,000 per month, with an aggregate annual limit of $120,000 for the purchase of shares of the Fund’s common stock on the open market. Voluntary cash investments will be invested on or before the 15th day of the month, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the federal securities law. Cash investments may be commingled with the funds held by the Plan Agent for other shareholders of the Fund, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent will be the price per share allocable to each participant. In the event a participant’s voluntary cash investment check is returned unpaid for any reason, the participant will be charged a $20.00 return fee.

Participants in the Plan may withdraw some or all of their shares from the Plan upon written notice or pursuant to telephonic procedures established by the Plan Agent and will receive stock certificates for all full shares. The Plan Agent will convert any fractional shares to cash at the then-current market price, less a sales fee, and send a check to the participant for the proceeds. The sales fee payable will be the lesser of

Aberdeen Global Income Fund, Inc.

Automatic Dividend Reinvestment and Cash Purchase Plan (unaudited) (concluded)

$10 or the net proceeds from the sale of the fractional share. If the transaction fee and commissions exceed the proceeds from the sale of the fractional share, participants will receive a transaction advice instead of a check. If, by giving proper notice to the Plan Agent, participants request cash in lieu of shares upon any withdrawal from the Plan, the Plan Agent will sell the shares and send the participant the proceeds, less a sales fee of $10 plus brokerage commissions of $0.10 per share.

The Fund or the Plan Agent reserves the right to amend or terminate the Plan either in full or partially upon 90 days’ written notice to each Plan participant.

All questions concerning the Plan should be directed to the Plan Agent, The Bank of New York Mellon Corporation, Shareholder Relations Department, P.O. Box 11258, Church Street Station, New York, NY 10286 or by calling 1-800-432-8224.

Aberdeen Global Income Fund, Inc.

Management of the Fund (unaudited)

The names of the Directors and officers of the Fund, their addresses, ages, and principal occupations during the past five years are provided in the tables below. Directors that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund, the Investment Manager or the Investment Advisor are included in the table below under the heading “Interested Directors.” Directors who are not interested persons as described above are referred to in the table below under the heading “Independent Directors.”

Board of Directors Information

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Interested Director

Martin J. Gilbert** Aberdeen Asset Management PLC 10 Queen’s Terrace Aberdeen, Scotland AB10 1YG Age: 52	President; Class III Director	Term as Director expires 2010; Director since 2001	Mr. Gilbert is one of the founding directors, and has been the Chief Executive and an Executive Director, of Aberdeen Asset Management PLC, the parent company of the Fund’s Investment Manager and Investment Adviser, since 1983. He has been President of the Fund, of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc. since February 2004. He was Chairman of the Board of the Fund and of Aberdeen Asia-Pacific Income Fund, Inc. from 2001 to September 2005. He has been a Director of Aberdeen Asset Management Asia Limited, the Fund’s Investment Manager, since 1991, a Director of Aberdeen Asset Management Limited, the Fund’s Investment Adviser, since 2000, and a Director of Aberdeen Asset Managers (C.I.) Limited, the Fund’s former investment manager, from 2000 to 2005. He has been a Director since 1995, and President since September 2006, of Aberdeen Asset Management Inc., the Fund’s Administrator.	2	Aberdeen Asia-Pacific Income Fund, Inc.

Aberdeen Global Income Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Independent Directors

David L. Elsum, A.M. c/o Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 70	Class I Director	Term expires 2008; Director since 1992	Mr. Elsum was Chairman of the Queen Victoria Market and Melbourne Wholesale Fish Market, both wholly-owned by the City of Melbourne, from 1996 to October 2007. For a period in excess of five years, he has served as a non-executive director of Aberdeen Leaders Limited, a listed Australian investment company. He is also a member of the Essential Services Commission Appeals Panel in Victoria, Australia, and has served as an adviser to the City of Port Philip and the State of Victoria since 2004.	3	Aberdeen Asia-Pacific Income Fund, Inc.; Aberdeen Australia Equity Fund, Inc.

P. Gerald Malone 48 Barmouth Road Wandsworth, London SW18 2DP United Kingdom Age: 57	Chairman of the Board; Class I Director	Term expires 2008; Director since 2005	Mr. Malone has been a solicitor for more than five years. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of two London AIM-listed companies (healthcare software) in addition to two privately owned pharmaceutical companies. He is Chairman of the Board of Aberdeen Asia-Pacific Income Fund, Inc. He also served as a director of European Growth & Income Trust PLC until December 2006.	2	Aberdeen Asia-Pacific Income Fund, Inc.

Aberdeen Global Income Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Neville J. Miles c/o Ballyshaw Pty. Ltd. 62 Caledonia Street Paddington NSW 2021 Australia Age: 61	Class III Director	Term expires 2010; Director since 1999	Mr. Miles is, and has been for a period in excess of ten years, Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment). He also is a non-executive director of a number of Australian companies. Mr. Miles served as Chief Executive Officer of Pulse International Pty. Ltd. (financial transaction processing) from 2004 through 2006.	3	Aberdeen Asia-Pacific Income Fund, Inc.; Aberdeen Australia Equity Fund, Inc.

William J. Potter c/o Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 59	Class II Director	Term expires 2009; Director since 1992	Mr. Potter has been Chairman of Robert Meredith & Co. Inc., (investment management) since 2004. He was President of Kingsdale Capital Markets (USA) Inc. (private placement broker) from 2004 through June 2005, and President of Ridgewood Group International Ltd. (international consulting and merchant banking company) from 1996 to 2004.	3	Aberdeen Asia-Pacific Income Fund, Inc.; Aberdeen Australia Equity Fund, Inc.

Peter D. Sacks c/o Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 62	Class II Director	Term expires 2009; Director since 1992	Mr. Sacks has been Managing Partner of Toron Capital Markets (investment management) since 1988.	3	Aberdeen Asia-Pacific Income Fund, Inc.; Aberdeen Australia Equity Fund, Inc.

Aberdeen Global Income Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Dr. Anton E. Schrafl Wiesenstrasse 7 CH-8008 Zurich Switzerland Age: 75	Preferred Stock Director	Term expires 2008; Director since 1993	Dr. Schrafl has been Chairman of the Board of Dynavest Ltd. (investment management company) since 2002. He was Deputy Chairman of Holcim Limited (global manufacturer and distributor of cement and allied products) from 1985 until 2002.	2	Aberdeen Asia-Pacific Income Fund, Inc.

E. Duff Scott c/o Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 71	Class I Director	Term expires 2008; Director since 1992	Mr. Scott was a director of QLT Inc. (biopharmaceutical company) from 1999 to May 2007 and served as Chairman of QLT Inc. until March 2006. He was a director of SCI Income Trust (a holding trust of a mattress distributor) until May 2007.	1

John T. Sheehy B.V. Murray and Company 560 Sylvan Avenue Englewood Cliffs, NJ 07632 Age: 65	Preferred Stock Director	Term expires 2008; Director since 1992	Mr. Sheehy has been Senior Managing Director of B.V. Murray and Company (investment banking) since 2001, and Managing Member of The Value Group LLC (venture capital) since 1997.	3	Aberdeen Asia-Pacific Income Fund, Inc.; Aberdeen Australia Equity Fund, Inc.

Warren C. Smith c/o Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 52	Class III Director	Term expires 2010; Director since 1992	Mr. Smith has been Managing Editor of BCA Publications (financial publications) since 1982.	1

*	Aberdeen Australia Equity Fund, Inc. and Aberdeen Asia-Pacific Income Fund, Inc. have the same Investment Manager and Investment Adviser as the Fund, and may thus be deemed to be part of the same “Fund Complex” as the Fund.
**	Mr. Gilbert is deemed to be an interested person because of his affiliation with the Investment Manager and Investment Adviser.

Aberdeen Global Income Fund, Inc.

Management of the Fund (unaudited) (continued)

Information Regarding Officers who are not Directors

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Alison Briggs Aberdeen Asset Management Limited Level 6, 201 Kent Street Sydney, NSW 2000 Australia Age: 35	Vice President**	Since 2004	Portfolio Manager (since 2007); Head of Fixed Income – Australia (from 2006-2007) and Senior Portfolio Manager (from 2001 to 2005) of Aberdeen Asset Management Limited.
Annette Fraser Aberdeen Asset Managers Limited One Bow Churchyard London EC4 M9HH United Kingdom Age: 43	Vice President**	Since 2006	Head of Fixed Income – Asia Pacific (since February 2006); Portfolio Manager (from September 2005 to January 2006) of Aberdeen Asset Managers Limited (affiliate of the Fund’s Investment Manager and Investment Adviser); Managing Director – Fixed Income (from 1990 to 2005) of Deutsche Asset Management Investment Services Limited.
Derek Fulton Aberdeen Asset Managers Limited One Bow Churchyard London EC4 M9HH United Kingdom Age: 35	Vice President**	Since 2005	Portfolio Manager (since March 2006) of Aberdeen Asset Managers Limited; Senior Fund Manager (from May 2002 to July 2004) of Aberdeen Asset Managers Limited; Senior Fund Manager (from July 2004 to December 2004) of Aberdeen Asset Management Asia Limited; Head of Global Sovereign and Asian Fixed Income, and a Director, of Aberdeen Asset Management Asia Limited (from December 2004 to March 2006).
Steve Ilott**** Aberdeen Asset Managers Limited One Bow Churchyard London EC4 M9HH United Kingdom Age: 40	Vice President**	Since 2006	Head of Fixed Income (since December 2005) of Aberdeen Asset Managers Limited; Director and Head of Fixed Income – London (from 2001 to December 2005) of DB Group Services (UK) Limited.

Aberdeen Global Income Fund, Inc.

Management of the Fund (unaudited) (concluded)

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Christian Pittard Aberdeen Asset Management Inc. 1735 Market Street 37th Floor Philadelphia, PA 19103 Age: 34	Vice President *** and Assistant Secretary	Since 2001	Director and Vice President (since 2006), Chief Executive Officer (from October 2005 to September 2006), and employee (since June 2005) of Aberdeen Asset Management Inc.; Member of Executive Management Committee of Aberdeen Asset Management PLC (since August 2005); Managing Director of Aberdeen Asset Managers (C.I.) Limited (from 2000 to June 2005); Managing Director of Aberdeen Private Wealth Management Limited (affiliate of the Fund’s Investment Manager and Investment Adviser) (from 2000 to May 2005); Managing Director of Aberdeen Asset Managers Jersey Limited (affiliate of the Fund’s Investment Manager and Investment Adviser) (from 1999 to November 2005). Investment Manager and Investment Adviser) (from 1999 to November 2005).
Andrew Smith Aberdeen Asset Management Inc. 1735 Market Street 37th Floor Philadelphia, PA 19103 Age: 39	Vice President – Compliance***	Since 2007	Director and Chief Financial Officer (since October 2005) and Vice President (from 2000 to October 2005) of Aberdeen Asset Management Inc.
Alan Goodson Aberdeen Asset Management Inc. 1735 Market Street 37th Floor Philadelphia, PA 19103 Age: 33	Secretary and Treasurer***	Since 2005	Vice President and Secretary (since October 2005) and employee (since June 2005) of Aberdeen Asset Management Inc.; Head of Finance (from 2000 to May 2005) and Company Secretary (from 2001 to May 2005) of Aberdeen Private Wealth Management Limited; Finance Director and Company Secretary of Aberdeen Asset Managers Jersey Limited (from 2002 to November 2005); Company Secretary of Aberdeen Asset Managers (C.I.) Limited (from 2001 to June 2005).

*	Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually at the meeting of the Board of Directors next following the annual meeting of stockholders. The officers were last elected on June 13, 2007.
**	Ms. Briggs, Ms. Fraser, Mr. Fulton, and Mr. Ilott hold the same position with Aberdeen Asia-Pacific Income Fund, Inc., which may be deemed to be part of the same “Fund Complex” as the Fund.
***	Messrs. Pittard, Smith and Goodson hold the same position(s) with Aberdeen Australia Equity Fund, Inc. and Aberdeen Asia-Pacific Income Fund, Inc., both of which may be deemed to be a part of the same “Fund Complex” as the Fund.
****	Mr. Ilott left the Fund effective January 1, 2008.

Aberdeen Global Income Fund, Inc.

Corporate Information

Directors

P. Gerald Malone, Chairman

David L. Elsum

Martin J. Gilbert

Neville J. Miles

William J. Potter

Peter D. Sacks

Anton E. Schrafl

E. Duff Scott

John T. Sheehy

Warren C. Smith

Officers

Martin J. Gilbert, President

Alison Briggs, Vice President

Annette Fraser, Vice President

Derek Fulton, Vice President

Christian Pittard, Vice President and Assistant Secretary

Andrew Smith, Vice President – Compliance

Alan Goodson, Treasurer and Secretary

Beverley Hendry, Assistant Treasurer

Donald C. Burke, Assistant Treasurer

Andrea L. Melia, Assistant Treasurer

Timothy Sullivan, Assistant Treasurer

Sander M. Bieber, Assistant Secretary

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Investment Adviser

Aberdeen Asset Management Limited

Level 6, 201 Kent Street

Sydney, NSW 2000, Australia

Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 37th Floor

Philadelphia, PA 19103

Consultant

CIBC World Markets, Inc.

BCE Place, Canada Trust Tower

P.O. Box 500

Toronto, Ontario, M5J 2S8 Canada

Custodian

State Street Bank and Trust Company

One Heritage Drive

North Quincy, MA 02171

Transfer Agent

The Bank of New York Mellon Corporation

Shareholder Relations Department

P.O. Box 11258

Church Street Station

New York, NY 10286

1-800-432-8224

Auction Agent

Deutsche Bank Trust Company Americas

280 Park Avenue, 9th Floor

New York, NY 10018

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, DC 20006

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 37th Floor

Philadelphia, PA 19103

1-866-839-5233

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

The common shares of Aberdeen Global Income Fund, Inc. are traded on the American Stock Exchange under the symbol “FCO.” Information about the Fund’s net asset value and market price is available at www.aberdeenfco.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Global Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Item 2 – Code of Ethics.

(a)	As of October 31, 2007, the Registrant had adopted a Code of Ethics that applies to its principal executive officer, principal financial officer or persons performing similar functions.

(b)	For purposes of this Item, the term “Code of Ethics” means written standards that are reasonably designed to deter wrongdoing and promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the Registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c)	During the period covered by this report, there were no material changes to the Code of Ethics referred to in 2(b) above.

(d)	During the period covered by this report, there were no waivers to the provisions of the Code of Ethics referred to in 2(b) above.

(e)	Not applicable.

(f)	A copy of the Code of Ethics has been filed with this Form N-CSR as Item 12(a)(1).

Copies of the Code of Ethics may be requested free of charge by calling toll free on 1-866-839-5233.

Item 3 – Audit Committee Financial Expert.

The Board of Directors of the Registrant has designated David Elsum, John Sheehy and Peter Sacks as Audit Committee Financial Experts. Mr. Elsum, Mr. Sheehy and Mr. Sacks are all considered by the Board to be independent directors as interpreted under this Item 3.

Item 4 – Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b)[1] Audit-Related Fees	(c)[2] Tax Fees	(d) All Other Fees
October 31, 2007	$102,000	$21,250	$7,250	Nil

October 31, 2006	$96,000	$9,500	$6,700	Nil

[1]	The Audit-Related Fees are for reviewing the Basic Maintenance Tests carried out in respect of the Registrant’s Auction Market Preferred Stock.
[2]	The Tax Fees are for the completion of the Registrant’s federal and state tax returns.

(e)	Below are the Registrant’s Pre-Approval Policies and Procedures:

(1)	Audit Committee Pre-Approval Policies and Procedures

Refer to Exhibit A.

(2)	None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Non-Audit Fees

	Fiscal Year Ended October 31, 2007	Fiscal Year Ended October 31, 2006
Registrant	$14,500	$13,400
Registrant’s Investment Manager	Nil	Nil

(h)	The Registrant’s Audit and Valuation Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

Item 5 – Audit Committee of Listed Registrants.

(a)	The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.

For the fiscal year ended October 31, 2007, the audit committee members were:

David L Elsum

John T. Sheehy

Peter D. Sacks

Warren Smith

(b)	Not applicable.

Item 6 – Schedule of Investments.

Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Manager and Investment Adviser, provided that the Registrant’s Board has the opportunity to periodically review the Investment Manager’s and Investment Adviser’s proxy voting policies and material amendments thereto. The Registrant’s Board of Directors most recently ratified the proxy voting policies of the Investment Manager and Investment Adviser in March 2006.

The proxy voting policies of the Registrant are referenced Exhibit B and Investment Manager and Investment Adviser are referenced Exhibit C.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

(a)

(1)	The information in that table below is as of October 31, 2007

Individual & Position	Services Rendered	Past business Experience
Derek Fulton *** BA (Hons), AIIMR (Commenced 1996) Director, Fixed Income [Singapore]	Responsible for Australian & Asian fixed interest strategy and asset allocation.	Currently is a member of the London currencies team and of the Global Portfolio Selection Team and previously a portfolio manager on the fixed income team.

Anthony Michael BECon, MSc in Economica MComm in Applied Finance Grad Diploma in Securities Studies (Commenced June 2007) Director, Asian Fixed Income	Responsible for management and investment performance of Aberdeen’s Non-Japan Asia fixed income and capital market products.	Appointed Head of Asian Fixed Income in June 2007 when Aberdeen acquired Deutsche Australia. Prior to the acquisition was director/senior portfolio manager with Deutsche Australia since 2002.

Kenneth Akintewe MArts (Econs), MSc (Int. Banking/Financial) (Commenced August 2005) Portfolio Manager [Singapore]	Responsible for Asian fixed income (interest rates and currencies) research and portfolio management.	Currently is a portfolio manager in the Asian fixed income team. Joined Aberdeen in 2002, initially on the global equities desk in Glasgow, before transferring to the global bond team in 2003.

Alison Briggs BBus, ASIA (Commenced March 1998) Head of Fixed Income - Australia	Responsible for Australian portfolio management, dealing and Australian economics and dollar-bloc currency research.	Currently is the head of fixed income in Australia. Joined in 2001 when Aberdeen acquired the Equitilink investment management business. Prior to working at Equitilink she was an assistant director at SBC Warburg (now UBS Australia).

David Lai BBA(Honors), MBA, CFA (Commenced November 2006) Portfolio Manager	Responsible for Australian portfolio management.	Currently is a portfolio manager in the Australian fixed income team. Joined Aberdeen in 2006 prior to which he worked at HSBC Asset Management, Hong Kong.

(2)

	Registered Investment Company Managed by Portfolio Manager		Pooled Investment Vehicle Managed by Portfolio Manager		Other Accounts Managed by Portfolio Manager
Name of Portfolio Manager	Number of Accounts	FUM USD($M)	Number of Accounts	FUM USD($M)	Number of Accounts	FUM USD($M)
Derek Fulton	3	$2,813.2	3	$702.4	1	$142.8
Kenneth Akintewe	3	$2,813.2	3	$621.6	0	$0
Alison Briggs	2	$2,502.2	1	$614.1	1	$56.7
Anthony Michael	2	$2,502.2	2	$614.1	5	$2,708.3
David Lai	2	$2,502.2	2	$620.4	0	$0

* Total assets are as of October 31, 2007 and have been translated to U.S. dollars at a rate of £1.00 = $2.0774.

** There are NO accounts (with assets under management totaling approximately $ NIL) managed by the Portfolio Managers with respect to which part of the advisory fee is based on the performance of the account.

(3)	The Aberdeen Group recognizes the need to provide a competitive compensation package in order to attract and retain high calibre staff. In addition to an attractive base salary and performance-related bonus, investment professionals also receive a competitive benefits package and participation in a company-wide stock ownership plan. Key executives participate in a substantial stock option plan; as well as cash-backed and equity-backed long-term incentive plans. The Portfolio Manager does not receive compensation from additional services. In addition, the Portfolio Manager receives no difference in compensation between work done for Registered or other accounts. A description of the various compensation plans is provided below:

Executive Share Option Plan. The Aberdeen Group has an executive share option plan. Options are granted based on an assessment of the individual’s expected contribution to future Aberdeen Group performance. Options are granted for no consideration. Options granted may only be exercised if the Aberdeen Group’s Remuneration Committee is satisfied that the prescribed performance criteria are met. The criteria have been chosen as being reflective of success in the industry sector within which the Aberdeen Group operates. The criteria have also been deemed to be appropriate in order to achieve the goal of delivering good returns to clients and shareholders alike.

Share Incentive Plan. The Share Incentive Plan is intended to encourage ownership of shares of Aberdeen PLC by employees of the Aberdeen Group, and is available to all executive directors and employees of the Aberdeen Group, thus aligning their interests with those of the shareholders. All executive directors and employees who have been employed for a minimum period of 12 months may participate in the Share Incentive Plan.

Pension. The Aberdeen Group offers a contributory money purchase pension plan to which the employer’s contribution is 15% of basic salary and the employee contributes 5%. Once an employee becomes a member of the Aberdeen Group’s pension plan, the Aberdeen Group will provide life insurance coverage that provides death-in-service benefits.

Deferred Bonus. During 2003, the Aberdeen Group implemented a deferred bonus plan designed to encourage the retention of certain key employees identified as critical to the Aberdeen Group’s achievement of its long-term goals. An employee benefit trust was established and funded for the purpose of paying potential awards under this plan. Deferred payments made in the form of cash bonuses were paid to qualifying employees over a three year period from 2004 to 2006.

Long Term Incentive Plan (“LTIP”). The LTIP is administered by an independent professional trustee. Under the LTIP, an award made by the trustee to an eligible participant may take one of the following two forms:

1.	The right to acquire a specified number of shares. The number of shares which may be acquired will be determined by the performance of the Aberdeen Group over the relevant measurement period; or

2.	The acquisition of shares by a participant at the time the award is made. The participant’s ownership of any shares is contingent upon the satisfaction of the Aberdeen Group’s performance targets.

In each case, the rules of the LTIP will ensure that the participant does not acquire ownership of the relevant shares until the end of the measurement period and then only to the extent that the performance targets have been satisfied.

Performance is reviewed on a formal basis once a year and this review influences individual staff members’ subsequent remuneration. The review process looks at all of the ways in which an individual has contributed to the organization, and specifically, in the case of investment managers, to the investment team. Discretionary bonuses are based on a combination of the team and the individual’s performance, as well as industry comparatives and the Aberdeen Group’s performance as a whole. The weighting of these factors varies and overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also contributory factors. Discretionary bonuses generally range from 10% to 50% of a portfolio manager’s annual salary; equity incentives could provide a substantially greater part of compensation over the longer term (3 years or more).

(4)

(a)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially owner by the Portfolio Manager As of October 31, 2007
Derek Fulton	$0
Anthony Michael	$0
Kenneth Akintewe	$0
Alison Briggs	$0
David Lai	$0

(b)	Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
November 1, 2006 through, November 30, 2006	0	0	0	930,571

December 1, 2006 through December 31, 2006	0	0	0	930,571

January 1, 2007 through January 31, 2007	0	0	0	930,571

February 1, 2007 through February 28, 2007	0	0	0	930,571

March 1, 2007 through March 31, 2007	0	0	0	930,571

April 1, 2007 through April 30, 2007	0	0	0	930,571

May 1, 2007 through May 31, 2007	0	0	0	930,571

June 1, 2007 through June 30, 2007	0	0	0	930,571

July 1, 2007 through July 31, 2007	0	0	0	930,571

August 1, 2007 through August 31, 2007	0	0	0	930,571

September 1, 2007 through September 30, 2007	0	0	0	930,571

October 1, 2007 through October 31, 2007	0	0	0	930,571

Total	0	0	0	—

[1]

The Fund’s stock repurchase program was announced on March 19, 2001 and allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12 month period if and when the discount to net asset value is at least 10%.

Item 10 – Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2007, there were no material changes to the policies by which shareholders may recommend nominees to the Fund’s Board.

Item 11 – Controls and Procedures.

(a)	It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 – Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2(f) of this Form N-CSR.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Global Income Fund, Inc.

By:	/s/ Martin Gilbert
Martin Gilbert,
President of Aberdeen Global Income Fund, Inc.

Date:	December 21, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Martin Gilbert
Martin Gilbert,
President of Aberdeen Global Income Fund, Inc.

Date:	December 21, 2007

By:	/s/ Alan Goodson
Alan Goodson,
Treasurer of Aberdeen Global Income Fund, Inc.

Date:	December 21, 2007

EXHIBIT LIST

12(a)(1) – Code of Ethics

A – Registrant’s Audit Committee Pre-Approval Policies and Procedures

B – Registrant’s Proxy Voting Policies

C – Investment Manager’s and Investment Adviser’s Proxy Voting Policies

12(a)(2) – Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications